UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21102

                THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
               (Exact name of registrant as specified in charter)

                   ONE LIBERTY PLAZA, 165 BROADWAY, 36TH FLOOR
                          NEW YORK, NEW YORK 10006-1404
               (Address of principal executive offices) (Zip code)

                           CLIFFORD E. LAI, PRESIDENT
                THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
                   ONE LIBERTY PLAZA, 165 BROADWAY, 36TH FLOOR
                         NEW YORK, NEW YORK, 10006-1404
                     (Name and address of agent for service)

Registrant's telephone number, including area code:    1 (800) Hyperion


Date of fiscal year end: November 30



Date of reporting period:  November 30, 2004

Item 1. Reports to Shareholders.



                                [GRAPHIC OMITTED]

                        --------------------------------

                                November 30, 2004






                                                    [GRAPHIC OMITTED]

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THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
Portfolio Composition

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The chart that follows shows the allocation of the Fund's holdings by asset category as of November 30, 2004.


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                THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
                Portfolio of Investments As of November 30, 2004*




                                [GRAPHIC OMITTED]
-------------------------------------------------------------------------------


* As a percentage of total investments.

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THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
Report of the Investment Advisor
For the Year Ended November 30, 2004

-------------------------------------------------------------------------------

Dear Shareholder:

We welcome this opportunity to provide you with information about The Hyperion Strategic Mortgage Income Fund, Inc. (the "Fund"), for the fiscal year ended November 30, 2004. The Fund is a closed-end bond fund whose shares are traded on the New York Stock Exchange ("NYSE") under the symbol "HSM. "

Description of the Fund

The Fund is a diversified closed-end management investment company. The Fund's primary investment objective is to provide a high level of current income by investing primarily in mortgage-backed securities that offer an attractive combination of credit quality, yield and maturity. The Fund's secondary investment objective is to provide capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its total assets in investment-grade mortgage-backed securities ("MBS") including Agency MBS, Non-Agency Residential MBS ("RMBS"), and Commercial MBS ("CMBS"), and may invest up to 20% of its total assets in U.S. Government securities, cash or other short-term instruments.

Portfolio Performance

For the fiscal year ending November 30, 2004, shareholders realized a total investment return of 9.10%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $14.61 on November 30, 2004, the Fund's shares had a current yield of 8.87%.

As of November 30, 2004, the Fund, inclusive of the effect of leverage, was managed with an average duration (a bond's duration is the weighted average number of years until maturity of all its cash flows, including coupon payments and principal) of 2.6 years, as measured on a net asset basis.

Market Environment

The economy picked up in the fourth quarter. Employment growth surged as measured by a sharp rise in the October Non-Farm Payroll report. The improved employment picture led to a rise in consumer confidence, strong Christmas sales and higher corporate profits. Continued low, longer-term fixed mortgage rates kept home sales strong, but car sales tapered. The spike in oil prices peaked in late October and is now no longer viewed as a restraint on further economic expansion. The rise in consumer spending continued to exacerbate the trade deficit. Fiscal policies, including funding the Iraq war effort drove the capital budget further into deficit. While the latter resulted in an increase in Treasury issuance, the primary impact on the markets was a continuation of the four-year decline in the US dollar.

The more robust economic outlook, the decline in the US dollar, and the relief from lower oil prices, all allowed the Fed to continue to raise Federal Reserve Funds at the "moderate" pace that they first outlined during the summer. The Federal Reserve raised interest rates by 25 basis points at both the November 10 and December 14 meetings, and they have made clear their intention to raise them another 25 basis points in February.

Our long-term concern about the markets is the twin budget and trade deficits, which are both growing to record levels. While this may lead to longer-term, higher interest rates as the government finances the deficit, it is immediately resulting in a weaker US dollar, as non-US investors, who generally buy a large portion of Treasury Securities, demand higher interest rates. Our view is that the US dollar will weaken further through the middle of 2005. This will have at least two immediate impacts on sectors to which the Fund has exposure. First, a weaker US dollar will lead to a rise in the cost of imported goods. This may decrease consumer spending (with corporate profit implications) and may impact the level of retail sales, which is of issue to our CMBS positions. Second, a further weakening of the US dollar will result in commercial office space being even more attractive to the European investors that invest so much in that sector.

Generally, we believe that short term interest rates will continue to rise with Federal Reserve Funds reaching 3% during 2005, however, longer term interest rates may very well stabilize around current levels.

Portfolio Strategy

The performance of the investment-grade commercial and residential MBS were relatively stable. Sectors such as manufactured housing (MH) and sub-prime RMBS outperformed the market which benefited the Fund's performance. Yield spreads on BB rated issues tightened dramatically across the board, which was the primary driver of excess return during the review period.



                                FN     Commercial MBS    Residential Subs     HY-BB - Sal       MH          Home Equity
                                      ----------------- ------------------    -----------  ------------    -------------
Month             10-yr  Swaps  6.5  AA    A   BBB   BB   AA     A  BBB   BB      BB     AA      A  BBB   AA    A   BBB
-----            ------  ----- ----  --  ----  ---  ---- ----  ---- ---  ---- --------- ----- ----- ---  ---- ----  ---
10/31/2003...     4.30    43   42    81   90  136   441  145   165  245   420    275     292   417  542   188  233   392
8/31/2004....     4.13    45   45    81   90  130   374  135   155  210   375    235     215   295  420   170  211   232
10/31/2004...     4.03    43   44    81   88  129   350  136   156  210   365    225     185   250  375   158  186   227
Oct '04-Oct'03.. (0.27)   (1)   2     0   (2)  (7)  (91)  (9)   (9) (35)  (55)   (50)   (107) (167)(167)  (31) (47) (165)
Oct '04-Aug'04.. (0.10)   (3)  (2)    0   (2)  (1)  (24)   1     1    0   (10)   (10)    (30)  (45) (45)  (13) (25)   (5)



Low interest rates resulted in prepayments to the RMBS sector to the point where several issues were called. This resulted in a reduction of the Fund's allocation to RMBS securities. To offset this reduction, we increased our exposure to the pass-through sector, primarily in 6.5% Federal National Mortgage Association Securities ("FNMA"). With the addition of the pass-throughs, the AAA rated allocation increased for the fiscal year.

While we added to the BB rated allocation, the exposure to allocations under BBB rated actually decreased from 18% to 17.5%, as issues either prepaid or were upgraded to investment-grade. Within the BB rated allocation, we remain heavily skewed toward RMBS. Over time, we hope to add to the CMBS sector via an allocation to rated B- Notes.

The only sale during the quarter was a sale of a BBB rated sub-prime RMBS issue that had tightened dramatically.

We remain nearly fully leveraged to take advantage of the steepness in the yield curve, but we are maintaining greater than 75% of the leveraged portion of the Fund in floating-rate securities or securities hedged to a 2.5 year duration using interest rate swaps.

The duration of the Fund has been running between 3.5 and 4.0 years. Should interest rates increase and mortgage prepayments slow, we expect the duration to extend slightly However, we are comfortable that the duration will not extend dramatically.

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THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
Report of the Investment Advisor
For the Year Ended November 30, 2004

-------------------------------------------------------------------------------


Conclusion

We remain committed to the Fund and its shareholders. As always, we will continue to actively seek out investment opportunities in the market and act on them in a timely fashion in an effort to achieve the Fund's objectives. We welcome your questions and comments, and encourage you to contact our Shareholder Services Representatives at 1-800-HYPERION.

We appreciate the opportunity to serve your investment needs.

Sincerely,



/s/ Clifford E. Lai



CLIFFORD E. LAI
President,
The Hyperion Strategic Mortgage Income Fund, Inc.
President and Chief Executive Officer,
Hyperion Capital Management, Inc.



/s/ John H. Dolan



JOHN H. DOLAN
Vice President,
The Hyperion Strategic Mortgage Income Fund, Inc.
Chief Investment Officer,
Hyperion Capital Management, Inc.


---------------------------------------------------------------------------------------------------------------------
THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
Portfolio of Investments
November 30, 2004
                                                                                         Principal
                                                                  Interest                 Amount           Value
                                                                    Rate      Maturity     (000s)         (Note 2)
---------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 66.8% U.S. Government Agency Pass-Through
Certificates - 58.2%
  Federal Home Loan Mortgage Corporation
    Pool C68878............................................          7.00%    06/01/32  $     618#   $      656,029
    Pool C69047............................................          7.00     06/01/32      1,432         1,518,330
    Pool G01466............................................          9.50     12/01/22      1,897         2,136,855
    Pool 555559............................................         10.00     03/01/21      2,007         2,250,206
                                                                                                     --------------
                                                                                                          6,561,420
                                                                                                     --------------
  Federal National Mortgage Association
    Pool 694391............................................          5.50     03/01/33      4,868@        4,931,945
    Pool 753914............................................          5.50     12/01/33     12,052@       12,210,996
    Pool 754355............................................          6.00     12/01/33      8,818@        9,112,593
    Pool 761836............................................          6.00     06/01/33      6,857@        7,081,594
    Pool 763643............................................          6.00     01/01/34      9,147@        9,450,754
    Pool 255413............................................          6.50     10/01/34     14,683@       15,417,867
    Pool 323982............................................          6.50     10/01/06        552           563,817
    Pool 626299............................................          7.00     06/01/32      1,054         1,118,161
    Pool 635095............................................          7.00     06/01/32      1,464         1,552,265
    Pool 641575............................................          7.00     04/01/32        719           763,037
    Pool 645399............................................          7.00     05/01/32      3,254         3,450,952
    Pool 645466............................................          7.00     05/01/32      3,281@        3,479,626
    Pool 650131............................................          7.00     07/01/32      1,767         1,875,167
    Pool 398800............................................          8.00     06/01/12        943         1,004,985
    Pool 636449............................................          8.50     04/01/32      4,055         4,398,777
    Pool 458132............................................          9.41     03/15/31      2,639@        2,971,456
                                                                                                     --------------
                                                                                                         79,383,992
Total U.S. Government Agency Pass-Through Certificates                                               --------------
         (Cost - $85,488,212)..............................                                              85,945,412
                                                                                                     --------------
U.S. Treasury Obligations - 8.6%
  United States Treasury Notes
.............................................................         3.50     08/15/09      3,300@        3,275,894
.............................................................         4.25     11/15/14      9,500@        9,418,357
                                                                                                     --------------
Total U.S. Treasury Obligations
         (Cost - $12,845,575)...............................                                             12,694,251
                                                                                                     --------------
Total U.S. Government & Agency Obligations
         (Cost - $98,333,787)...............................                                             98,639,663
                                                                                                     --------------

---------------------------------------------------------------------------------------------------------------------

ASSET-BACKED SECURITIES - 28.0%
Housing Related Asset-Backed Securities - 26.6%
  Argent Securities, Inc.
    Series 2004-W3, Class M5*(a).............................         4.48+    02/25/34      1,200           930,592
  Asset Backed Funding Corp.
    Series 2003-OPT1, Class M4(a)............................         4.98+    07/25/33      3,000         3,066,723
  Equity One ABS, Inc.
    Series 2003-4, Class B2..................................         6.93+    11/25/33      1,000         1,006,542
  First Franklin Mortgage Loan Asset Backed Certificates
    Series 2004-FF4, Class M2(a).............................         3.43+    06/25/34      2,000         1,999,842
    Series 2003-FF4, Class M4(a).............................         5.08+    10/25/33      3,000         3,098,649
    Series 2003-FF1, Class M4(a).............................         5.18+    03/25/33      2,000         2,032,642
    Series 2003-FFH1, Class M4(a)............................         5.68+    09/25/33      4,740         4,889,225
    Series 2004-FFH1, Class B*(a)............................         5.68+    03/25/34      1,550         1,349,673



------------
See notes to financial statements.


---------------------------------------------------------------------------------------------------------------------
THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
Portfolio of Investments
November 30, 2004
                                                                                         Principal
                                                                  Interest                 Amount           Value
                                                                    Rate      Maturity     (000s)         (Note 2)
---------------------------------------------------------------------------------------------------------------------

ASSET-BACKED SECURITIES (continued)
    Series 2004-FF2, Class B*(a).............................         5.68%+   03/25/34  $     900    $      784,641
    Series 2004-FFH2C, Class B1*(a)..........................         5.68+    06/25/34      1,250         1,054,774
                                                                                                      --------------
                                                                                                          15,209,446
  Green Tree Financial Corp.                                                                          --------------
    Series 1997-6, Class B1..................................         7.17     01/15/29      5,000         1,006,250
    Series 1997-3, Class M1..................................         7.53     03/15/28      2,000         1,280,000
                                                                                                      --------------
                                                                                                           2,286,250
  Long Beach Mortgage Loan Trust                                                                     ---------------
    Series 2004-3, Class M9(a)...............................        5.18+     07/25/34      2,500         2,491,168
    Series 2002-5, Class M3(a)...............................        5.43+     11/25/32      2,500         2,547,495
                                                                                                      --------------
                                                                                                           5,038,663
  Mid-State Trust                                                                                    ---------------
    Series 2004-1, Class M2..................................        8.11      08/15/37      1,872         1,893,880
  Structured Asset Investment Loan Trust
    Series 2003-BC8, Class M2(a).............................        3.93+     08/25/33      3,000         3,038,541
    Series 2004-10, Class M7(a)..............................        4.68+     11/25/34      2,000         1,800,518
    Series 2004-7, Class B(a)................................        4.68+     08/25/34      2,161         1,852,714
    Series 2004-8, Class B1(a)...............................        4.68+     09/25/34      1,000           951,836
    Series 2004-4, Class B*(b)...............................   5.00/5.50      04/25/34      1,500         1,296,498
    Series 2004-2, Class B*(a)...............................        5.18+     03/25/34      1,074           972,643
                                                                                                      --------------
                                                                                                           9,912,750
Total Housing Related Asset-Backed Securities                                                         --------------
         (Cost - $39,523,784)................................                                             39,344,846
                                                                                                      --------------
Non-Housing Related Asset-Backed Securities - 1.4%
  Airplanes Pass Through Trust
    Series 1R, Class A8
         (Cost - $2,011,459).................................        2.47+     03/15/19      2,375         2,066,567
                                                                                                      --------------
Total Asset-Backed Securities
         (Cost - $41,535,243)................................                                             41,411,413
                                                                                                      --------------
---------------------------------------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE BACKED SECURITIES - 28.6%
  Bear Stearns Commercial Mortgage Securities
    Series 1999-C1, Class G*.................................        5.64     02/14/31      2,390         1,760,250
    Series 1999-C1, Class D..................................        6.53     02/14/31      2,500         2,720,750
    Series 2000-WF1, Class E.................................        8.16+    02/15/32      2,000         2,284,880
                                                                                                     --------------
                                                                                                          6,765,880
  Chase Commercial Mortgage Securities Corp.
    Series 2000-2, Class I*..................................        6.65     07/15/32      1,000           712,000
  GE Capital Commercial Mortgage Corp.
    Series 2002-2A, Class G*.................................        6.04     08/11/36      3,000         3,154,296
    Series 2000-1, Class G*..................................        6.13     01/15/33      1,000           645,200
    Series 2002-2A, Class H*.................................        6.31     08/11/36      2,000         2,103,066
    Series 2000-1, Class E...................................        7.43+    01/15/33      1,000         1,076,510
                                                                                                     --------------
                                                                                                          6,979,072
  Government Lease Trust
    Series 1999-C1A, Class B3*...............................        4.00     05/18/11      2,500         2,287,685
  JP Morgan Chase Commercial Mortgage Securities
    Series 2003-LN1, Class G*................................        5.65+    10/15/37      1,600         1,613,606



------------
See notes to financial statements.



---------------------------------------------------------------------------------------------------------------------
THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
Portfolio of Investments
November 30, 2004
                                                                                         Principal
                                                                  Interest                 Amount           Value
                                                                    Rate      Maturity     (000s)         (Note 2)
---------------------------------------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE BACKED SECURITIES (continued)
JP Morgan Commercial Mortgage Finance Corp.
    Series 1999-C7, Class F*................................         6.00%    10/15/35  $   2,000    $    2,079,340
  LB-UBS Commercial Mortgage Trust
    Series 2004-C8, Class G*................................         5.09%    12/15/39  $   1,173    $    1,178,827
  Morgan Stanley Capital I                                           6.66     02/15/33      4,500         5,000,810
    Series 2001-TOP1, Class A4..............................
    Series 1999-WF1, Class E................................         7.18+    11/15/31      5,500         6,034,149
    Series 1999-FNV1, Class E...............................         7.71+    03/15/31      2,000         2,218,440
                                                                                                     --------------
                                                                                                         13,253,399
  Nationslink Funding Corp.
    Series 1998-2, Class E..................................         7.11     08/20/30      4,000         4,376,396
  UBS 400 Atlantic Street Mortgage Trust
    Series 2002-C1A, Class B3*..............................         7.19     01/11/22      2,000         2,209,020
  Wachovia Bank Commercial Mortgage Trust
    Series 2004-WL4A, Class H*..............................         2.95+    10/15/15        700           699,395
                                                                                                     --------------
Total Commercial Mortgage Backed Securities
         (Cost - $41,156,700)...............................                                             42,154,620
                                                                                                     --------------

---------------------------------------------------------------------------------------------------------------------

NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES - 24.2%
Subordinated Collateralized Mortgage Obligations - 24.2%
  ABN AMRO Mortgage Corp.
    Series 2002-7, Class B2.................................         6.20+    09/25/32      1,049         1,046,589
  Bank of America Alternative Loan Trust
    Series 2004-3, Class 30B4...............................         5.50     04/25/34      1,009           795,262
    Series 2004-3, Class 30B5...............................         5.50     04/25/34       706            393,324
                                                                                                     --------------
                                                                                                          1,188,586
  Bank of America Mortgage Securities, Inc.                                                          --------------
    Series 2004-A, Class B4.................................         3.94+    02/25/34      2,062         1,771,930
    Series 2002-H, Class B4.................................         4.71+    08/25/32        262           253,783
    Series 2002-H, Class B5.................................         4.71+    08/25/32        175           167,334
    Series 2002-H, Class B6.................................         4.71+    08/25/32        437           367,339
    Series 2003-10, Class 1B4...............................         5.50     01/25/34        565           486,596
    Series 2002-10, Class 1B3...............................         6.00     11/25/32      1,463         1,473,307
    Series 2002-9, Class 1B3................................         6.25     10/25/32      1,755         1,756,736
    Series 2002-9, Class 1B4................................         6.25     10/25/32      1,170         1,170,858
                                                                                                     --------------
                                                                                                          7,447,883
  Cendant Mortgage Corp.                                                                             --------------
    Series 2002-4, Class B1..................................        6.50     07/25/32      2,623         2,657,397
    Series 2002-4, Class B2..................................        6.50     07/25/32      1,049         1,062,434
    Series 2002-4, Class B3..................................        6.50     07/25/32        612           617,173
    Series 2002-4, Class B4..................................        6.50     07/25/32        350           336,481
    Series 2002-4, Class B5..................................        6.50.    07/25/32        262           233,209
    Series 2002-4, Class B6*.................................        6.50     07/25/32        350           244,839
                                                                                                     --------------
                                                                                                          5,151,533
  G3 Mortgage Reinsurance Ltd.
    Series 1, Class E*.......................................       22.18+    05/25/08      4,158         4,470,385
  JP Morgan Mortgage Trust
    Series 2003-A1, Class B4.................................        4.50+    10/25/33        537           399,998



------------
See notes to financial statements.




---------------------------------------------------------------------------------------------------------------------
THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
Portfolio of Investments
November 30, 2004
                                                                                         Principal
                                                                  Interest                 Amount           Value
                                                                    Rate      Maturity     (000s)         (Note 2)
---------------------------------------------------------------------------------------------------------------------

NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES (continued)
  Residential Finance Limited Partnership
    Series 2002-A, Class B7...................................       7.79%+   10/10/34. $   1,959    $    1,995,803
  Residential Funding Mortgage Securities I, Inc.
    Series 2004-S1, Class B2..................................       5.25     02/25/34        457           292,078
    Series 2003-S7, Class B3..................................       5.50     05/25/33        324           219,336
    Series 2003-S7, Class B2..................................       5.50     05/25/33        534           192,401
                                                                                                     --------------
                                                                                                            703,815
  Resix Finance Limited Credit-Linked Note                                                           --------------
    Series 2004-C, Class B7*..................................       5.59+    09/10/36        998           997,794
    Series 2004-B, Class B8*..................................       6.84+    02/10/36        810           812,891
    Series 2004-B, Class B9*..................................      10.30+    02/10/36      1,241         1,250,302
    Series 2004-A, Class B10*.................................      13.80+    02/10/36        495           507,106
                                                                                                     --------------
                                                                                                          3,568,093
  Structured Asset Mortgage Investments, Inc.                                                        --------------
    Series 2002-AR1, Class B4.................................       4.44+    03/25/32.       939           901,120
  Washington Mutual Mortgage Securities Corp.
    Series 2002-AR12, Class B4................................       4.71+    10/25/32      1,209         1,173,997
    Series 2002-AR12, Class B5................................       4.71+    10/25/32        907           853,532
    Series 2002-AR12, Class B6................................       4.71+    10/25/32      1,513         1,119,808
    Series 2002-AR10, Class B4*...............................       4.98+    10/25/32      1,381         1,347,520
    Series 2002-AR10, Class B5*...............................       4.98+    10/25/32      1,035           979,655
    Series 2002-AR10, Class B6*...............................       4.98+    10/25/32      1,728         1,278,621
    Series 2002-AR11, Class B5................................       5.14+    10/25/32        816           783,648
    Series 2002-AR11, Class B6................................       5.14+    10/25/32      1,361           962,255
                                                                                                     --------------
                                                                                                          8,499,036
  Wells Fargo Mortgage Backed Securities Trust                                                       --------------
    Series 2002, Class B5.....................................       6.00     06/25/32        365           328,672
                                                                                                     --------------
Total Subordinated Collateralized Mortgage Obligations
         (Cost - $33,468,105).................................                                           35,701,513
                                                                                                     --------------
Total Non-Agency Residential Mortgage Backed Securities
         (Cost - $33,468,105).................................
                                                                                                         35,701,513
                                                                                                     --------------
-------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 1.0%
Short Term Investments - 1.0%
  Federal Home Loan Bank Consolidated Dsc Note(c)
         (Cost - $1,500,000)..................................       1.88      12/01/04      1,500         1,500,000

---------------------------------------------------------------------------------------------------------------------
Total Investments - 148.6%
         (Cost - $215,993,835)................................                                            219,407,209
Liabilities in Excess of Other
  Assets - (48.6)%............................................                                           (71,761,993)
                                                                                                       --------------
NET ASSETS - 100.0%...........................................                                         $  147,645,216
                                                                                                       ==============
---------------------------------------------------------------------------------------------------------------------




------------
See notes to financial statements.




 +    --   Variable Rate Security -- Interest rate is the rate in effect November 30, 2004.
 *    --   Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.
(a)   --   Security is a "step up" bond where coupon increases or steps up at a predetermined date.
           At that date these coupons increase to LIBOR plus a predetermined margin
(b)   --   Security is a "step up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.
(c)   --   Zero Coupon Note -- Interest rate represents current yield to maturity.
 @    --   Portion or entire principal amount delivered as collateral for reverse repurchase agreements (Note 5).
 #    --   Portion or entire principal amount is held as collateral for open futures contracts (Note 7).





--------------------------------------------------------------------------------------------------------------------
THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
Statement of Assets and Liabilities
November 30, 2004

--------------------------------------------------------------------------------------------------------------------

Assets:
  Investments in securities, at market (cost $215,993,835) (Note 2).............................    $    219,407,209
  Cash..........................................................................................             373,678
  Interest receivable...........................................................................           1,000,314
  Receivable for investments sold...............................................................           2,201,410
  Receivable due from transfer agent............................................................                 234
  Principal paydowns receivable.................................................................             152,796
  Unrealized appreciation on swap contracts (Note 7)............................................              64,453
  Prepaid expenses and other assets.............................................................              13,917
                                                                                                    ----------------
      Total assets..............................................................................         223,214,011
                                                                                                    ----------------
Liabilities:
  Reverse repurchase agreements (Note 5)........................................................          72,501,750
  Interest payable for reverse repurchase agreements (Note 5)...................................              41,955
  Payable for investments purchased.............................................................           2,674,174
  Investment advisory fee payable (Note 3)......................................................              78,011
  Payable for variation margin..................................................................             100,972
  Administration fee payable (Note 3)...........................................................              28,664
  Directors' fees payable.......................................................................              19,000
  Accrued expenses and other liabilities........................................................             124,269
                                                                                                    ----------------
      Total liabilities.........................................................................          75,568,795
                                                                                                    ----------------
Net Assets (equivalent to $14.56 per share based on 10,142,636 shares issued and outstanding)...    $    147,645,216
                                                                                                    ================
Composition of Net Assets:
  Capital stock, at par value ($.01) (Note 6)...................................................    $        101,426
  Additional paid-in capital (Note 6)...........................................................         144,128,943
  Accumulated undistributed net investment income...............................................           1,107,938
  Accumulated net realized loss.................................................................          (1,170,595)
  Net unrealized appreciation...................................................................           3,477,504
                                                                                                    ----------------
  Net assets applicable to capital stock outstanding............................................    $    147,645,216
                                                                                                    ================



------------
See notes to financial statements.



-------------------------------------------------------------------------------------------------------------------
THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
Statement of Operations
November 30, 2004

-------------------------------------------------------------------------------------------------------------------

Investment Income (Note 2):
  Interest........................................................................................   $   14,841,470
                                                                                                     --------------
Expenses:
  Investment advisory fee (Note 3)................................................................          958,946
  Administration fee (Note 3).....................................................................          299,721
  Insurance.......................................................................................          146,646
  Custodian.......................................................................................           78,689
  Reports to shareholders.........................................................................           91,704
  Accounting and tax services.....................................................................           95,317
  Transfer agency.................................................................................           28,083
  Directors' fees.................................................................................           65,438
  Legal...........................................................................................           31,008
  Registration fees...............................................................................           25,123
  Miscellaneous...................................................................................           24,163
                                                                                                     --------------
      Total operating expenses....................................................................        1,844,838
                                                                                                     --------------
         Interest expense on reverse repurchase agreements (Note 5)...............................          851,827
                                                                                                     --------------
      Total expenses..............................................................................        2,696,665
                                                                                                     --------------
  Net investment income...........................................................................       12,144,805
                                                                                                     --------------
Realized and Unrealized Gain (Loss) on Investments (Notes 2 and 7):
Net realized gain (loss) on:
  Investment transactions.........................................................................        2,727,280
  Short sales.....................................................................................          (38,016)
  Futures transactions............................................................................          207,539
  Swap contracts..................................................................................         (499,401)
                                                                                                     --------------
Net realized gain on investment transactions, short sales, futures transactions and swap contracts 2,397,402 Net change in unrealized appreciation/depreciation on:
  Investments.....................................................................................         (206,019)
  Futures.........................................................................................           77,846
  Swap contracts..................................................................................          174,945
                                                                                                     --------------
Net change in unrealized appreciation/depreciation on investments, futures and swap contracts.....           46,772
                                                                                                     --------------
Net realized and unrealized gain on investments, short sales, futures and swap contracts..........        2,444,174
                                                                                                     --------------
Net increase in net assets resulting from operations..............................................   $   14,588,979
                                                                                                     ==============



------------
See notes to financial statements.


-------------------------------------------------------------------------------------------------------------------
THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
Statements of Changes in Net Assets

-------------------------------------------------------------------------------------------------------------------

                                                                                  For the Year       For the Year
                                                                                      Ended              Ended
                                                                                November 30, 2004 November 30, 2003*
---------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets Resulting from Operations:
  Net investment income....................................................      $    12,144,805   $    12,393,550
  Net realized gain on investment transactions, short sales, futures
   transactions and swap contracts.........................................            2,397,402            93,417
  Net change in unrealized appreciation/depreciation on investments,
   futures and swap contracts..............................................               46,772         3,869,837
                                                                                 ---------------   ---------------
  Net increase in net assets resulting from operations.....................           14,588,979        16,356,804
                                                                                 ---------------   ---------------
Dividends to Shareholders (Note 2):
  Net investment income....................................................          (13,144,369)      (13,140,962)
                                                                                 ---------------   ---------------
Capital Stock Transactions (Note 6):
  Net asset value of shares issued through dividend reinvestment (1,416 and
   2,924 shares, respectively).............................................               20,761            42,722
                                                                                 ---------------   ---------------
  Net increase from capital stock transactions.............................               20,761            42,722
                                                                                 ---------------   ---------------
      Total increase in net assets.........................................            1,465,371         3,258,564
Net Assets:
  Beginning of period......................................................          146,179,845       142,921,281
                                                                                 ---------------   ---------------
  End of period (including undistributed net investment income of
   $1,107,938 and $1,159,112, respectively)................................      $   147,645,216   $   146,179,845
                                                                                 ===============   ===============

----------

*   Certain amounts have been reclassified to conform to current year presentation. See Note 2 -- Swap Agreements.


------------
See notes to financial statements.



-------------------------------------------------------------------------------------------------------------------
THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
Statement of Cash Flows
For the Year Ended November 30, 2004

-------------------------------------------------------------------------------------------------------------------

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
  Net increase in net assets resulting from operations.........................................    $      14,588,979
  Adjustments to reconcile net increase in net assets from operations to net cash used for operating activities:

    Purchases of long-term portfolio investments and to cover securities sold short............         (160,474,741)
    Proceeds from disposition of long-term portfolio investments, principal paydowns, and
     securities sold short.....................................................................          152,164,946
      Purchases of short-term portfolio investments, net.......................................             (200,000)
      Increase in interest receivable..........................................................              (88,349)
      Increase in receivable for investments sold..............................................           (2,144,478)
      Decrease in prepaid expenses and other assets............................................                3,414
      Increase in variation margin payable.....................................................               45,972
    Increase in interest payable for reverse repurchase agreements.............................               39,882
      Decrease in payable for investments purchased............................................          (45,768,520)
      Decrease in investment advisory fee payable..............................................                 (267)
      Increase in administration fee payable...................................................                4,579
      Increase in accrued expenses and other liabilities.......................................                5,506
      Net accretion on investments.............................................................           (1,103,307)
      Unrealized appreciation on investments...................................................              (46,772)
      Net realized gain on investment transactions.............................................           (2,727,280)
      Net realized loss on short sales.........................................................               38,016
                                                                                                   -----------------
  Net cash used for operating activities.......................................................          (45,662,420)
                                                                                                   -----------------
Cash flows provided by (used for) financing activities:
  Net cash provided by reverse repurchase agreements...........................................           59,013,750
  Dividends paid to shareholders, net of reinvestments.........................................          (13,123,842)
                                                                                                   -----------------
  Net cash provided by financing activities....................................................           45,889,908
                                                                                                   -----------------
Net increase in cash...........................................................................              227,488
Cash at beginning of year......................................................................              146,190
                                                                                                   -----------------
Cash at end of year............................................................................    $         373,678
                                                                                                   =================

Noncash financing activities not included herein consist of reinvestment of dividends of $20,761.

Interest payments for the year ended November 30, 2004, totaled $851,827.

* The format of the statement of cash flows has changed from the direct method to the indirect method.




------------
See notes to financial statements.




-------------------------------------------------------------------------------------------------------------------

THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
Financial Highlights


                                                            For the Year        For the Year       For the Period
                                                                Ended               Ended               Ended
                                                         November 30, 2004*  November 30, 2003*  November 30, 2002*@
--------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period.................       $     14.41         $     14.10        $    14.25**
                                                            -----------         -----------        ------------
Net investment income................................              1.20                1.22               0.37
Net realized and unrealized gain (loss) on
  investments, short sales, futures transactions and
  swap contracts.....................................              0.25                0.39              (0.17)
                                                            -----------         -----------        -----------
Net increase in net asset value resulting from
  operations.........................................              1.45                1.61               0.20
                                                            -----------         -----------        -----------
Dividends from net investment income.................             (1.30)              (1.30)             (0.32)
Offering costs charged to additional
  paid-in-capital....................................                 --                   --              (0.03)
                                                            ------------         ------------        -----------
Net asset value, end of period.......................       $     14.56         $     14.41        $     14.10
                                                            ============         ============        ===========
Market price, end of period..........................       $  14.6100          $  14.6700         $  13.6800
                                                            ===========          ===========         ===========
Total Investment Return+.............................            9.10%              17.55%             (6.66%)(1)
Ratios to Average Net Assets/Supplementary Data:

Net assets, end of period (000's)....................       $   147,645         $   146,180        $   142,921
Operating expenses...................................            1.25%               1.28%              1.23%(2)
Interest expense.....................................            0.58%               0.51%              0.99%(2)
      Total expenses.................................            1.83%               1.79%              2.22%(2)
Net expenses.........................................            1.83%               1.79%              2.19%(2)
Net investment income................................            8.23%               8.54%              7.48%(2)
Portfolio turnover rate..............................              65%                 78%                70%(1)

----------

+   Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the period reported. For the period ended November
    30, 2002, total investment return is based on a beginning period price of $15.00 (initial offering price). Total investment return for subsequent periods is computed based upon the New York Stock Exchange market price of the Fund's shares. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at the prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions and is not annualized.

(1) Not Annualized

(2) Annualized

@  Commenced operations on July 26, 2002

*   As a result of recent changes in generally accepted accounting principles, the Fund has reclassified periodic payments made under interest rate swap agreements, previously included within net investment income, to components of realized and unrealized gain (loss) in the statement of operations. The effect of this reclassification was to reduce the interest expense and total expense ratios and increase the net investment income ratio by 0.09% and increase net investment income per share by $0.01 and decrease net realized and unrealized gains (losses) on investments, short sales, futures transactions and swap contracts per share by
    $0.01 for the fiscal year ended November 30, 2004. For consistency, similar reclassifications have been made to prior year amounts, resulting in a reduction to the interest expense and total expense ratios and an increase to the net investment income ratio of 0.36% and an increase to net investment income per share and a decrease to net realized and unrealized gains (losses) on investments, short sales, futures transactions and swap contracts per share by $0.05 for the fiscal year ended November 30, 2003 and a reduction to the interest expense, total and net expense ratios and an increase to the net investment income ratio of 0.10% and an increase to net investment income per share of $0.01 and a decrease to net realized and unrealized gains
    (losses) on investments, short sales, futures transactions and swap contracts per share by $0.01 for the period ended November 30, 2002.

** Initial public offering of $15.00 per share less underwriting discount of $0.75 per share.




------------
See notes to financial statements.


-------------------------------------------------------------------------------
THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
Notes to Financial Statements
November 30, 2004

-------------------------------------------------------------------------------

1.  The Fund

The Hyperion Strategic Mortgage Income Fund, Inc. (the "Fund"), which was incorporated under the laws of the State of Maryland on May 17, 2002, is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, closed-end management investment company. The Fund commenced operations on July 26, 2002. Prior to July 26, 2002, the Fund had no operations other than the sale of 7,018 shares for $100,000 to Hyperion Capital Management, Inc. (the "Advisor").

The Fund's investment objective is to provide a high level of current income by investing primarily in mortgage-backed securities. No assurance can be given that the Fund's investment objective will be achieved.

2.  Significant Accounting Policies

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Valuation of Investments: Where market quotations are readily available, securities held by the Fund are valued based upon the current bid price, except preferred stocks, which are valued based upon the closing price. Securities may be valued by independent pricing services that have been approved by the Board of Directors. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. The Fund values mortgage-backed securities ("MBS") and other debt securities for which market quotations are not readily available (approximately 24% of the investments in securities held by the Fund at November 30, 2004) at their fair value as determined in good faith, utilizing procedures approved by the Board of Directors of the Fund, on the basis of information provided by dealers in such securities. General factors that may be considered in determining fair value include the fundamental analytic data relating to the investment and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of fair value involves subjective judgment, as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at amortized cost.

The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region. The values of MBS can be significantly affected by changes in interest rates or in the financial condition of an issuer or market.

Options Written or Purchased: The Fund may write or purchase options as a method of hedging potential declines in similar underlying securities. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. Also, the difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, also is treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Fund has realized a gain or a loss on the investment transaction.

The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund purchases or writes options to hedge against adverse market movements or fluctuations in value caused by changes in interest rates. The Fund bears the risk in purchasing an option, to the extent of the premium paid, that it will expire without being exercised. If this occurs, the option expires worthless and the premium paid for the option is recognized as a realized loss. The risk associated with writing call options is that the Fund may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The Fund will only write call options on positions held in its portfolio. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Fund bears the risk of not being able to enter into a closing transaction for written options as a result of an illiquid market.

Short Sales: The Fund may make short sales of securities as a method of hedging potential declines in similar securities owned. The Fund may have to pay a fee to borrow the particular securities and may be obligated to pay to the lender an amount equal to any payments received on such borrowed securities. A gain, limited to the amount at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be realized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. See Note 7 for a summary of all open futures contracts as of November 30, 2004.

The Fund invests in financial futures contracts to hedge against fluctuations in the value of portfolio securities caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Fund is at risk that it may not be able to close out a transaction because of an illiquid market.

Swap agreements: The Fund may enter into interest rate swap agreements to manage its exposure to interest rates. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The Fund will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Swaps are marked to market based upon a quotation from the market maker (which is typically the counterparty to the swap agreement) and the change, if any, along with an accrual for periodic payments due or owed is recorded as unrealized gain or loss in the Statement of Operations. Net payments of interest on interest rate swap agreements are included as part of realized gain/loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or that there may be unfavorable changes in the fluctuation of interest rates. See Note 7 for a summary of all open swap agreements as of November 30, 2004.

As a result of a recent FASB Emerging Issues Task Force consensus and subsequent related SEC staff guidance, the Fund has reclassified periodic payments made under interest rate swap agreements, previously included within net investment income, to components of realized and unrealized gain (loss) in the Statement of Operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year's Statement of Changes in Net Assets and the per share amounts in prior year financial highlights. Prior year expense and net investment income ratios in the financial highlights have also been modified accordingly. This reclassification increased net investment income by $131,293, increased net realized loss on swap contracts by $81,588 and reduced net change in unrealized gain on swap contracts by $49,705 for the year ended November 30, 2004, and increased net investment income by $522,260, increased net realized loss on swap contracts by $154,861 and increased change in net unrealized loss on swap contracts by $367,399 for the year ended November 30, 2003. Such reclassifications had no effect on the Fund's net asset value, either in total or per share, or its total increase in net assets from operations during any period.

When-Issued Purchases and Forward Commitments: The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices and secure a favorable rate of return. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date, which can be a month or more after the date of the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued or forward commitment basis it will record the transaction and thereafter reflect the value of such securities in determining its net asset value. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, the Advisor will identify collateral consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities and will monitor the adequacy of such collateral on a daily basis. On the delivery date, the Fund will meet its obligations from securities that are then maturing or sales of the securities identified as collateral by the Advisor and/or from then available cash flow. When-issued securities and forward commitments may be sold prior to the settlement date. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss due to market fluctuation. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course are not treated by the Fund as when-issued or forward commitment transactions and, accordingly, are not subject to the foregoing limitations even though some of the risks described above may be present in such transactions.

Securities  Transactions  and Investment  Income:  Securities  transactions  are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively, using the effective yield to maturity method.

Taxes: It is the Fund's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

Dividends and Distributions: The Fund declares and pays dividends monthly from net investment income. Distributions of realized capital gains in excess of capital loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

Cash Flow Information: The Fund invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is the amount reported as "Cash" in the Statement of Assets and Liabilities, and does not include short-term investments.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.

Repurchase Agreements: The Fund, through its custodian, receives delivery of the underlying collateral, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. The Advisor is responsible for determining that the value of these underlying securities is sufficient at all times. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

3.  Investment Advisory Agreements and Affiliated Transactions

The Fund has entered into an investment advisory agreement with the Advisor. The Advisor is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.65% of the Fund's average weekly net assets. For the year ended November 30, 2004, the Advisor earned $958,946 in investment advisory fees.

The Advisor had entered into a sub-advisory agreement with Lend Lease Hyperion Capital Advisors, LLC ("Lend Lease Hyperion"). Lend Lease Hyperion was owned equally by Lend Lease Real Estate Investments, Inc. ("LLREI") and the Advisor and was formed for the purpose of managing portfolios of commercial mortgage-backed securities ("CMBS"). On August 12, 2003, GMAC Commercial Mortgage Corporation purchased the assets of LLREI. As a result, the sub-advisory agreement terminated automatically by its terms due to a change of control of Lend Lease Hyperion. In addition, Lend Lease Hyperion changed its name to Hyperion GMAC Capital Advisors, LLC ("Hyperion GMAC"). At a special meeting held on April 15, 2003, the Board of Directors, in anticipation of Lend Lease Hyperion's change of control and the resulting automatic termination of the sub-advisory agreement, approved (1) an interim sub-advisory agreement (the "Interim Agreement") with Hyperion GMAC effective when the Lend Lease Hyperion change of control was completed, and (2) a new sub-advisory agreement (the "New Sub-Advisory Agreement") with Hyperion GMAC. The Interim Agreement terminated on December 9, 2003, the date on which the Fund's stockholders approved the New Sub-Advisory Agreement. Under the terms of the New Sub-Advisory Agreement, Hyperion GMAC is to assist in managing the Fund's investments in CMBS and to provide such investment research and advice regarding CMBS as may be necessary for the operation of the Fund. The same fee paid under the sub-advisory agreement was paid by the Advisor, out of its advisory fee, to Hyperion GMAC under the Interim Agreement and will continue to be paid by the Advisor under the New Sub-Advisory Agreement. The monthly fee is equal to a percentage of the portion of the Fund's average weekly net assets that are invested in CMBS. The fee is determined by the credit rating of the CMBS at the time of purchase, and ranges from 1.00% for unrated CMBS to 0.13% for AAA/Aaa rated CMBS. For the fiscal year ended 11/30/04, Hyperion GMAC was paid $106,915 for its services.

The Fund has entered into an administration agreement with Hyperion Capital Management, Inc. (the "Administrator"). The Administrator has entered into a sub-administration agreement with State Street Bank and Trust Company (the "Sub-Administrator"). The Administrator and Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Fund pays to the Administrator a monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets. For the year ended November 30, 2004 the Administrator earned $299,721 in administration fees. The Administrator is responsible for any fees due the Sub-Administrator.

Certain officers and/or directors of the Fund are officers and/or directors of the Advisor and /or Administrator.

4.  Purchases and Sales of Investments

Purchases and sales of investments, excluding short-term securities, U.S. Government securities and reverse repurchase agreements, for the year ended November 30, 2004, were $45,325,682 and $49,429,620, respectively. Purchases and sales of U.S. Government securities, for the year ended November 30, 2004, were $100,588,826 and $89,280,824, respectively. For purposes of this footnote, U.S. Government securities include securities issued by the U.S. Treasury, Federal Home Loan Mortgage Corporation, and the Federal National Mortgage Association.

5.  Borrowings

The Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Under the 1940 Act, reverse repurchase agreements will be regarded as a form of borrowing by the Fund unless, at the time it enters into a reverse repurchase agreement, it establishes and maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price (including accrued interest). The Fund has established and maintained such an account for each of its reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

November 30, 2004 the Fund had the following reverse repurchase agreements outstanding:


                                                                                                       Maturity
   Face Value                                        Description                                        Amount
----------------     --------------------------------------------------------------------------- -------------
$     3,324,750      Goldman Sachs, 1.95%, dated 11/22/04, maturity date 12/06/04............... $    3,327,270
      8,850,000      Goldman Sachs, 2.14%, dated 11/23/04, maturity date 12/23/04...............      8,865,783
      6,878,000      Goldman Sachs 2.14%, dated 11/23/04, maturity date 12/23/04................      6,890,266
     14,976,000      Goldman Sachs 2.14%, dated 11/23/04, maturity date 12/23/04................     15,002,707
      3,375,000      Lehman Brothers 2.08%, dated 11/08/04, maturity date 12/08/04..............      3,380,850
      2,900,000      Lehman Brothers 2.08%, dated 11/08/04, maturity date 12/08/04..............      2,905,027
      9,158,000      Merrill Lynch 2.17%, dated 11/30/04, maturity date 12/16/04................      9,166,832
     10,300,000      Morgan Stanley 2.11%, dated 11/22/04, maturity date 12/06/04...............     10,308,452
      7,940,000      Morgan Stanley 1.45%, dated 11/29/04, maturity date 12/06/04...............      7,942,239
      4,800,000      Morgan Stanley 1.97%, dated 10/21/04, maturity date 12/08/04...............      4,812,608
---------------                                                                                  --------------
$    72,501,750
===============         Maturity Amount, Including Interest Payable............................. $   72,602,034
                                                                                                 --------------
                        Market Value of Assets Sold Under Agreements............................ $   74,269,440
                                                                                                 --------------
                        Weighted Average Interest Rate..........................................           2.04%
                                                                                                 --------------


The average daily balance of reverse repurchase agreements outstanding for the year ended November 30, 2004, was approximately $62,169,092 at a weighted average interest rate of 1.37%. The maximum amount of reverse repurchase agreements outstanding at any time during the period was $75,036,958 as of February 11, 2004, which was 33.62% of total assets.

6.  Capital Stock

There are 50 million shares of $0.01 par value common stock authorized. Of the 10,142,636 shares outstanding at November 30, 2004, the Advisor owned 7,018 shares.

In connection with the initial public offering of the Fund's Shares, the Advisor made an undertaking to pay any offering costs in excess of $0.03 per common share. The Advisor has advised the Fund that such excess amounted to $482,964.

7.  Financial Instruments

The Fund regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, futures contracts and swap agreements and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful when all related and offsetting transactions are considered. During the period, the Fund had segregated sufficient cash and/or securities to cover any commitments under these contracts.

There was no written option activity for the year ended November 30, 2004.

As of November 30, 2004, the following swap agreements were outstanding:


                                                                                                       Net Unrealized
                    Expiration                                                                          Appreciation/
  Notional Amount      Date                                     Description                            (Depreciation)
------------------  ----------  -------------------------------------------------------------------------------------
  $   10,000,000       01/23/06 Agreement with Goldman Sachs Capital Markets LP,dated 01/21/04 to pay    $   64,453
                                semi-annually the notional amount multiplied by 2.005% and to receive quarterly the notional amount multiplied by 3 month


                                USD-LIBOR-BBA.                                                           ----------
                                                                                                         $   64,453
                                                                                                         ==========
As of November 30, 2004, the following futures contracts were outstanding:

Short:

                                                                                                       Unrealized
                                                                       Cost at         Value at       Appreciation/
Notional Amount                   Type              Expiration Date  Trade Date    November 30, 2004 (Depreciation)
---------------       --------------------------   -----------------------------  ---------------------------------
$ 11,400,000          10 Yr. U.S. Treasury Note    December 2004    $ 12,792,083     $ 12,705,656       $ 86,427
    1,400,000         5 Yr. U.S. Treasury Note     December 2004       1,548,973        1,536,063         12,910
    1,800,000         10 Yr. U.S. Treasury Note    March 2005          1,994,490        1,993,500            990



8.  Federal Income Tax Information

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

During the year ended November 30, 2004 the tax character of the $13,144,369 of distributions paid was from ordinary income.

At November 30, 2004 the components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Undistributed Tax ordinary income.................................$   1,058,233
                                                                      ---------
  Accumulated capital loss.......................................$  (1,070,268)
                                                                     ==========
Book basis unrealized appreciation/(depreciation)................$    3,477,504
Minus: Cumulative timing differences.............................$       50,622
                                                                      ---------
  Unrealized appreciation/(depreciation).........................$    3,426,882
                                                                      =========

The     differences     between     book     and    tax     basis     unrealized
appreciation/(depreciation) is primarily attributable to the mark-to-market of futures and swap interest income (expense).

Federal Income Tax Basis: The federal income tax basis of the Fund's investments at November 30, 2004 was $215,993,835. Net unrealized appreciation was $3,413,374, (gross unrealized appreciation -- $5,111,961; gross unrealized depreciation -- $1,698,587). At November 30, 2004, the Fund had a capital loss carryforward of $1,070,268, which $1,070,268 expires in 2011, available to offset any future gains, to the extent provided by regulations.

Capital Account Reclassification: For the year ended November 30, 2004, the Fund's undistributed net investment income was increased by $948,390 with an offsetting decrease in accumulated net realized loss. These adjustments were primarily the result of current year paydown reclassifications and swap interest income (expense).

9.  Subsequent Events

Dividend: The Fund's Board of Directors declared the following regular monthly dividends:

        Dividend                 Record                 Payable
       Per Share                   Date                   Date
       ---------                 --------               ------
        $0.1080                 12/21/04               12/31/04
        $0.1080                 12/31/04               01/28/05

10.  Contractual Obligations

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

-------------------------------------------------------------------------------
THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
Report of Independent Registered Public Accounting Firm

-------------------------------------------------------------------------------

To the Board of Directors and Shareholders of The Hyperion Strategic Mortgage Income Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Hyperion Strategic Mortgage Income Fund, Inc. (The "Fund") at November 30, 2004, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the two years then ended and for the period July 26, 2002 (date of commencement of operations) through November 30, 2002, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, N.Y.
January 26, 2005

-------------------------------------------------------------------------------

                           TAX INFORMATION (Unaudited)

-------------------------------------------------------------------------------

The Fund is required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (November 30, 2004) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that all distributions paid during the fiscal year were derived from net investment income and are taxable as ordinary income. In addition, 0.26% of the Fund's distributions during the fiscal year ended November 30, 2004 were earned from U.S. Treasury obligations. None of the Fund's distributions qualify for the dividends received deduction available to corporate shareholders.

Because the Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar 2004. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal, state and local income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2005. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.


-------------------------------------------------------------------------------------------------------------------
THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
Information Concerning Directors and Officers (Unaudited)

-------------------------------------------------------------------------------------------------------------------
                                                                                                        Number of
                                                                                                        Portfolios
                               Position(s) Held with                                                    in Fund
                               Fund and Term of              Principal Occupation(s) During Past 5      Complex
Name, Address                  Office and Length of          Years                                      Overseen
and Age                        Time Served                   and Other Directorships Held by Director   by Director
---------------------------------------------------------------------------------------------------------------------

Disinterested Director Nominee
Class III Director to serve until 2005 Annual Meeting of Stockholders:

Leo M. Walsh, Jr.              Director since June 1989,     Director of several investment companies        6
 c/o One Liberty Plaza,        Chairman of the Audit         advised by the Advisor or by its
 36th floor, New York,         Committee, Member of          affiliates (1989-Present); Financial
 New York 10006-1404           Nominating and Compensation   Consultant for Medco Health Solutions
                               Committee                     Inc. (1994-2003).

  Age 72                       Elected for Three Year Term
  [09-05-32]

Interested Director Nominee
Class III Interested Nominee to serve until 2005 Annual Meeting of Stockholders:

Clifford E. Lai*               Director since December 2003  President (1998-Present) and Chief              5
 c/o One Liberty Plaza,                                      Investment Officer (1993-2002) of the
 36th floor, New York,         Elected until 2005            Advisor; Co-Chairman (2003-Present) and
 New York 10006-1404                                         Board of Managers (1995-Present) Hyperion
                                                             GMAC Capital Advisors, LLC (formerly,
                               Member of Executive           Lend Lease Hyperion Capital, LLC);
                               Committee                     President and Director of several
                                                             investment companies advised by the
                                                             Advisor (1995-Present).
  Age 51
  [05-16-53]

Disinterested Directors
Class II Directors to serve until 2007 Annual Meeting of Stockholders:

Rodman L. Drake                Chairman Elected              Chairman  (since  December  2003) and
  c/o One Liberty Plaza,       December 9, 2003              Director of several investment companies
  36th floor, New York,                                      advised by Hyperion  Capital  Management,
  New York 10006-1404          Director since July 1989,     Inc. (the "Advisor") (1989-Present); Co-founder,
                               Member of the Audit           Baringo Capital LLC  (2002-Present); Director,
                               Committee, Chairman of        Jackson Hewitt Tax Service  Inc. ("JTX")
                               Nominating and Compensation   (2004-Present); Director   Animal   Medical   Center
                               Committee                     (2002-Present);  Director, Hotelevision, Inc.
                                                             (1999-2003);  Director and/or Lead Director,
                               Elected for Two Year Term     Parsons Brinckerhoff, Inc. (1995-Present);
                                                             Director, Absolute Quality Inc. (2000-Present);
  Age 61                                                     Trustee of Excelsior Funds (33) (1994-Present);
  [02-2-43]                                                  President, Continuation Investments Group Inc.
                                                             (1997-2001).

Harry E. Petersen, Jr.         Director since October 1993,  Director of several investment companies        3
 c/o One Liberty Plaza,        Member of the Audit           advised by the Advisor or by its
 36th floor, New York,         Committee, Member of          affiliates (1992-Present); Senior
 New York 10006-1404           Nominating and Compensation   Consultant to Cornerstone Equity
                               Committee, Member of          Advisors, Inc. (1998- 2001).
                               Executive Committee

                               Elected for Two Year Term
  Age 79
  [02-03-25]

Class I Director to serve until 2006 Annual Meeting of Stockholders:

Robert F. Birch                Director since December       Director of several investment companies        5
 c/o One Liberty Plaza,        1998, Member of the Audit     advised by the Advisor or by its
 36th floor, New York,         Committee, Member of          affiliates (1998-Present); Chairman and
 New York 10006-1404           Nominating and Compensation   President, New America High Income Fund
                               Committee, Member of          (1992-Present); Director, Brandywine
                               Executive Committee           Funds (3) (2001 to Present).

                               Elected for Three Year Term
  Age 68
  [03-12-36]

------------

* Interested person as defined in the Investment Company Act of 1940, as amended, (the "1940 Act") because of affiliations with Hyperion Capital
   Management, Inc., the Fund's Advisor.

-------------------------------------------------------------------------------------------------------------------
THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
Information Concerning Directors and Officers (Unaudited)

-------------------------------------------------------------------------------------------------------------------

Officers of the Trust

                               Position(s)      Term of Office and       Principal Occupation(s)
Name, Address and Age          Held with Fund   Length of Time Served    During Past 5 Years
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

Clifford E. Lai*               President        Elected Annually Since   Please see "Information Concerning
 c/o One Liberty Plaza,                         June 2002                Nominees/Directors."
 36th floor, New York,
 New York 10006-1404

  Age 51
  [05-16-53]

John Dolan*                    Vice President   Elected Annually Since   Chief Investment Strategist (1998-Present)
 c/o One Liberty Plaza,                         June 2002                and Chief Investment Officer
 36th floor, New York,                                                   (2002-Present) of the Advisor.
 New York 10006-1404

  Age 51
  [08-19-53]

Patricia A. Sloan*             Vice President   Elected Annually Since   Consultant of Ranieri & Co., Inc.
 c/o One Liberty Plaza,                         June 2002                (2000-Present); Secretary, Director and/or
 36th floor, New York,                                                   Trustee of several investment companies
 New York 10006-1404                                                     advised by the Advisor or by its
                                                                         affiliates (1989-2002).

  Age 61
  [10-02-43]

Daniel S. Kim*)           CCO & Secretary       Elected Chief            Director and Chief Compliance Officer
 c/o One Liberty Plaza,                         Compliance Officer       ("CCO") (September 2004-Present), and
 36th floor, New York,                          Since September 2004     Secretary (since January 2005) of the
 New York 10006-1404                            and Secretary Since      Advisor; Secretary (since January 2005)
                                                January 2005             and CCO (September 2004-Present) of
 Age 36                                                                  several investment companies advised
 [3-13-68]                                                               by the Advisor; Secretary (since January
                                                                         2005) and CCO (September 2004-Present)
                                                                         Hyperion GMAC Capital Advisors, LLC.
                                                                         Assistant General Counsel and CCO (May 2001
                                                                         --  August 2004) Oak Hill Capital Management;
                                                                         Assistant General Counsel (May 2001 --
                                                                         August 2004) Oak Hill Advisors, LP, Lawyer
                                                                         (January 2001 -- April 2001) Arkin, Kaplan
                                                                         & Cohen. Law student preparing for the New
                                                                         York State Bar (January 2000 to January
                                                                         2001).

Thomas F. Doodian*             Treasurer        Elected Annually Since   Managing Director, Chief Operating Officer
  c/o One Liberty Plaza,                        June 2002                (1998- Present) and Director of Finance
  36th floor, New York,                                                  and Operations of the Advisor
  New York 10006-1404                                                    (1995-Present); Treasurer of several
                                                                         investment companies advised by the
 Age 45                                                                  Advisor (1996-Present); Treasurer of
 [05-22-59]                                                              Hyperion GMAC Capital Advisors, LLC
                                                                         (formerly, Lend Lease Hyperion Capital
                                                                         Advisors, LLC) (1996-Present).

----------

* Interested person as defined in the Investment Company Act of 1940, as amended, (the "1940 Act") because of affiliations with Hyperion Capital
  Management, Inc., the Fund's Advisor.

) Joseph Tropeano served as the Fund's secretary until January 2005.


The Fund's Statement of Additional Information includes additional information about the directors and is available, without charge, upon request by calling 1-800-497-3746.

-------------------------------------------------------------------------------

                           CHANGE TO INVESTMENT POLICY

-------------------------------------------------------------------------------

On December 14, 2004 the Fund's Board of Directors voted to approve a change to the Fund's investment policy to allow the Fund to purchase shares of open-end registered investment companies.

-------------------------------------------------------------------------------

                           DIVIDEND REINVESTMENT PLAN

-------------------------------------------------------------------------------

A Dividend Reinvestment Plan (the "Plan") is available to shareholders of the Fund pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by American Stock Transfer & Trust Company (the "Plan Agent") in additional Fund shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund's Custodian, State Street Bank and Trust Company, as Dividend Disbursing Agent.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, payable in cash, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Directors precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Fund's shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for handling the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

A brochure describing the Plan is available from the Plan Agent, by calling 1-212-936-5100.

If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.

INVESTMENT ADVISOR AND ADMINISTRATOR        TRANSFER AGENT

HYPERION CAPITAL MANAGEMENT, INC.           AMERICAN STOCK TRANSFER & TRUST
One Liberty Plaza                           COMPANY
165 Broadway, 36th Floor                    Investor Relations Department
New York, New York 10006-1404               59 Maiden Lane
For General Information about the Trust:    New York, NY 10038
(800) HYPERION                              For Shareholder Services:
                                            (800) 937-5449
SUB-ADVISOR
                                            INDEPENDENT REGISTERED PUBLIC
HYPERION GMAC CAPITAL ADVISORS, LLC         ACCOUNTING FIRM
One Liberty Plaza
165 Broadway, 36th Floor                    PRICEWATERHOUSECOOPERS LLP
New York, New York 10006-1404               300 Madison Avenue
                                            New York, New York 10017
SUB-ADMINISTRATOR
                                            LEGAL COUNSEL
STATE STREET BANK and TRUST COMPANY
225 Franklin Street                         SULLIVAN & WORCESTER LLP
Boston, Massachusetts 02116                 1666 K Street, Northwest
                                            Washington, D.C. 20006
CUSTODIAN AND FUND ACCOUNTING AGENT

STATE STREET BANK and TRUST COMPANY
225 Franklin Street
Boston, Massachusetts 02116



Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that periodically the Fund may purchase its shares in the open market at prevailing market prices.

Quarterly Portfolio Schedule: The Fund will file Form N-Q with the Securities and Exchange Commission for the first and third quarters of each fiscal year. The Fund's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling 1-800-HYPERION or on the Fund's website at http://www.hyperioncapital.com.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-497-3746 and on the Securities and Exchange Commission's website at http://www.sec.gov.

Proxy Voting Record

The Fund has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling 1-800-497-3746 or on the Securities and Exchange Commission's website at http://www.sec.gov.

Officers & Directors


-------------------------------------------------------------------------------

     Rodman L. Drake*
     Chairman

     Robert F. Birch*
     Director

     Leo M. Walsh, Jr.*
     Director

     Harry E. Petersen, Jr.*
     Director

     Clifford E. Lai
     Director and President

     Patricia A. Sloan
     Vice President

     John Dolan
     Vice President

     Thomas F. Doodian
     Treasurer

     Daniel Kim**
     Secretary

     ----------

      * Audit Committee Members

     ** Elected January 2005





     ------------------------------------

              [GRAPHIC OMITTED]

     ------------------------------------


This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

         The Hyperion Strategic Mortgage
                Income Fund, Inc.
                One Liberty Plaza
             165 Broadway, 36th Floor
             New York, NY 10006-1404

Item 2. Code of Ethics.

     As of the end of the period covered by this report, the Registrant had adopted a Code of Ethics for Principal Executive and Principal Financial Officers (the "Code"). There were no amendments to or waivers from the Code during the period covered by this report. A copy of the Registrant's Code will be provided upon request to any person without charge by contacting Daniel Kim at 1-800-HYPERION or by writing to Mr. Kim at One Liberty Plaza, 165 Broadway, 36th Floor, New York, NY 10006-1404.

Item 3. Audit Committee Financial Expert.

     The Registrant's Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee, and his name is Rodman L. Drake. Mr. Drake is independent.

Item 4. Principal Accountant Fees and Services.

         Audit Fees

     For the fiscal year ended November 30, 2004, PriceWaterhouseCoopers LLP ("PwC") billed the Registrant aggregate fees of $65,000 for professional services rendered for the audit of the Registrant's annual financial statements and review of financial statements included in the Registrant's annual report to shareholders.

     For the fiscal year ended November 30, 2003, PwC billed the Registrant aggregate fees of $59,000 for professional services rendered for the audit of the Registrant's annual financial statements and review of financial statements included in the Registrant's annual report to shareholders.

         Tax Fees

     For the fiscal year ended November 30, 2004, PwC billed the Registrant aggregate fees of $8,500 for professional services rendered for tax compliance, tax advice and tax planning. The nature of the services comprising the Tax Fees was the review of the Registrant's income tax returns and tax distribution requirements.

     For the fiscal year ended November 30, 2003, PwC billed the Registrant aggregate fees of $7,000 for professional services rendered for tax compliance, tax advice and tax planning. The nature of the services comprising the Tax Fees was the review of the Registrant's income tax returns and tax distribution requirements.

         All Other Fees

     For the fiscal year ended November 30, 2004, PwC billed the Registrant aggregate fees of $32,500 for professional services rendered for the review of financial statements included in the Registrant's semi-annual report to shareholders.

     For the fiscal year ended November 30, 2003, PwC billed the Registrant aggregate fees of $39,500 for professional services rendered for the review of financial statements included in the Registrant's semi-annual report to shareholders.

         Audit-Related and Non-Audit Fees for 2004 and 2003

         None.

Item 5. Audit Committee of Listed Registrants.

     The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Registrant's Audit Committee members include Leo M. Walsh, Jr., Rodman L. Drake, Robert F. Birch and Harry E. Petersen, Jr.

Item 6. Schedule of Investments.

     Please refer to Item 1. Reports to Shareholders.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                      THE HYPERION TOTAL RETURN FUND, INC.
                THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
           HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.

                   Policies and procedures for voting proxies

     1. Purpose. The purpose of this document is to describe the policies and procedures for voting proxies received from issuers whose securities are held by the Funds. These policies and procedures are to be implemented by the investment adviser or sub-adviser, if any, (the "Adviser") to the Funds.

     2. Definition of Proxy. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter.

     3. Policy for Voting Proxies.

          (a)  Fiduciary  Considerations.   Proxies  are  voted  solely  in  the
     interests of the shareholders of the Funds. Any conflict of interest must be resolved in the way that will most benefit the shareholders.

          (b) Management Recommendations. Because the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should normally be given substantial weight.

     The vote with respect to most routine issues presented in proxy statements should be cast in accordance with the position of the company's management, unless it is determined that supporting management's position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company's management should not be supported in any situation where it is found not to be in the best interests of the Funds' shareholders.

     4. Conflicts of Interest. The Funds recognize that under certain circumstances their Adviser may have a conflict of interest in voting proxies on behalf of the Funds. Such circumstances may include, but are not limited to, situations where the Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of Funds, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Adviser's business, and to bring conflicts of interest of which they become aware to the attention of the proxy manager (see below). The Adviser shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Board of Directors for the Fund. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the proxy manager determines that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, the conflict shall be disclosed to the Board of Directors and the Adviser shall follow the instructions of the Board of Directors. The proxy manager shall keep a record of all materiality decisions and report them to the Board of Directors on a quarterly basis.

     5. Routine Proposals. Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) should generally be voted in favor of management.

     6. Non-routine Proposals.

          (a) Guidelines on Anti-takeover Issues. Because anti-takeover proposals generally reduce shareholders' rights, the vote with respect to these proposals should generally be "against." During review of the proposal, if it is concluded that the proposal is beneficial to shareholders, a vote for the proposal should be cast.

          (b) Guidelines on Social and Political Issues. Social and political issues should be reviewed on a case by case basis. Votes should generally be cast with management on social or political issues, subject to review by the proxy manager.

     7. Proxy Manager Approval. Votes on non-routine matters (including the matters in paragraph 6 and mergers, stock option and other compensation plans) and votes against a management's recommendations are subject to approval by the proxy manager. The chief investment officer or his delegatee shall be the proxy manager.

     8. Proxy Voting Procedures. Proxy voting will be conducted in compliance with the policies and practices described in this memorandum and is subject to the proxy manager's supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Records should be maintained regarding the voting of proxies under these policies and procedures.

     9. Report to the Board. On a quarterly basis, the proxy manager or his designee will report in writing to the Boards of Directors on the general manner in which proxy proposals relating to anti-takeover, social and political issues were voted, as well as proposals that were voted in opposition to management's recommendations.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

         Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

         None.

Item 10. Submission of Matters to a Vote of Security Holders.

         None.

Item 11. Controls and Procedures.

     The Registrant's principal executive officer and principal financial officer have concluded that the Registrant's Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

Item 12.  Exhibits.

 (a)(1) None.

    (2) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

    (3)  None.

(b) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.


By:  /s/ Clifford E. Lai
     __________________
     Clifford E. Lai
     Principal Executive Officer

Date:  February 9, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:  /s/ Clifford E. Lai
     ___________________
     Clifford E. Lai
     Principal Executive Officer

Date:  February 9, 2005

By:  /s/ Thomas F. Doodian
     _____________________
     Thomas F. Doodian
     Principal Financial Officer

Date:  February 9, 2005